UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2013

PACIFIC FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	000-29829 (SEC File Number)	91-1815009 (IRS Employer Identification No.)

1101 S. Boone Street

Aberdeen, Washington 98520-5244

(360) 533-8870

(Address, including zip code, and telephone number,

including area code, of Registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 30, 2013, Pacific Financial Corporation announced certain financial results for the quarterly and nine-month periods ended September 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:  The following exhibit is furnished with this Form 8-K:

99.1 Press Release dated October 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: November 1, 2013	PACIFIC FINANCIAL CORPORATION

	By:	/s/ Denise Portmann
Denise Portmann
Executive Vice President and Chief
Financial Officer

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